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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): January 31, 2001
                                    -----------------


                              CLAYTON HOMES, INC.
                     VANDERBILT MORTGAGE AND FINANCE, INC.
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            (Exact name of registrant as specified in its charter)


Clayton Homes - Del.
Vanderbilt - Tenn.                                   333-75405                                          62-0997810
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(State or Other Jurisdiction                         (Commission                                  (I.R.S. Employer
of Incorporation)                                   File Number)                               Identification No.)

500 Aloca Trail
Maryville, Tennessee                                                                                       37804
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(Address of Principal                                                                                   (Zip Code)
Executive Offices)


       Registrant's telephone number, including area code (865) 380-3000
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Item 5.  Other Events
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Incorporation of Certain Documents by Reference
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         Pursuant to Rule 411 of Regulation C under the Securities Act of 1933, Vanderbilt Mortgage and Finance, Inc. and Clayton Homes, Inc. (together the "Registrant") will incorporate by reference the financial statements of Clayton Homes, Inc., into the Registrant's registration statement (File No. 333-75405). In connection with the incorporation of such documents by reference, the Registrant is hereby filing the consent of PricewaterhouseCoopers LLP to the use of their name in the supplement dated January 9, 2001 to the prospectus supplement dated November 16, 2000 to the prospectus dated November 16, 2000. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.4.



Item 7.  Financial Statements, Pro Forma Financial
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                  Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibit:

         23.4     Consent of PricewaterhouseCoopers LLP

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



VANDERBILT MORTGAGE AND FINANCE, INC.



By:  /s/  David Jordan
     ---------------------
     Name: David Jordan
     Title: Secretary



CLAYTON HOMES, INC.



By:  /s/  Amber Krupacs
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     Name: Amber W. Krupacs
     Title: Vice President-Finance


Dated: January 31, 2001

                                 Exhibit Index
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Exhibit                                                           Page
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23.4     Consent of PricewaterhouseCoopers LLP

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      -----------------------------------


We hereby consent to the incorporation by reference in the joint registration statement of Clayton Homes, Inc. and Vanderbilt Mortgage and Finance, Inc. on Form S-3 (File No. 333-75405) of our report dated August 8, 2000, on our audits of the consolidated financial statements of Clayton Homes, Inc. as of June 30, 2000 and 1999, and for each of the three years in the period ended June 30, 2000, which report is incorporated by reference from the Company's 2000 Annual Report to Shareholders, in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2000. We also consent to the reference to our Firm under the caption "Experts" in the Supplement dated January 9, 2001 to the Prospectus Supplement dated November 16, 2000 to the Prospectus dated November 16, 2000.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Knoxville, Tennessee

January 30, 2001